UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 27, 2006


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                1-8351               31-0791746
        (State or other    (Commission File Number)    (I.R.S. Employer
         jurisdiction of                                Identification
           incorporation)                                    Number)



          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
         (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)


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Item 8.01     Other Items

              On July 27, 2006, the registrant announced it is in the process of finalizing a $50 million ongoing share repurchase program. In addition, the Company announced it intends to fully utilize the remaining $8 million from its February 2000 share repurchase program. A copy of the release is filed herewith as Exhibit 99.





Item 9.01     Financial Statements and Exhibits

                   c) Exhibit
                      (99)  Registrant's press release dated
                                    July 27, 2006





                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      CHEMED CORPORATION


Dated:   July 27, 2006                   By:   /s/ Arthur V. Tucker, Jr.
        --------------                        --------------------------
                                                   Arthur V. Tucker, Jr.
                                                   Vice President and Controller




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